EXHIBIT 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES‑OXLEY ACT OF 2002
    In connection with the Annual Report on Form 10-K of Enviva Partners, LP (the “Partnership”) for the year ended December 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Shai S. Even, Executive Vice President and Chief Financial Officer of Enviva Partners GP, LLC, the general partner of the Partnership, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:
(1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

/s/ SHAI S. EVEN
Shai S. Even
Executive Vice President and Chief Financial Officer of Enviva Partners GP, LLC, the general partner of Enviva Partners, LP
(Principal Financial Officer)

Date: February 25, 2021